SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Green Mountain Coffee Roasters, Inc.

Administration & Finance Offices

81 Demeritt Place

Waterbury, VT 05676

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

and

NOTICE OF ANNUAL MEETING

Proxy materials for the 2010 Annual Meeting of Shareholders of Green Mountain Coffee Roasters, Inc. are now available on the Internet. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

Dear Shareholder,

The Annual Meeting of Shareholders of Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices located at 81 Demeritt Place, Waterbury, Vermont on March 11, 2010 at 10:00 AM to vote on proposals:

(I)	To elect Barbara D. Carlini, Douglas N. Daft and Hinda Miller as Class II directors to serve a three-year term until the Company’s Annual Meeting in 2013.

(II)	To amend Article Fourth of Company’s Certificate of Incorporation to increase authorized shares.

(III)	To approve the Company’s Amended and Restated 2006 Incentive Plan.

(IV)	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010.

To transact such other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” proposals II, III, and IV.

*Shareholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To

Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:

Go to www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Label Area 4” x 1 1/2” THIS AREA LEFT BLANK INTENTIONALLY
COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:
The Proxy Materials are available for review at: http://www.cstproxy.com/greenmountaincoffee/2010

Green Mountain Coffee Roasters, Inc.

Administration & Finance Offices

81 Demeritt Place

Waterbury, VT 05676

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held March 11, 2010. The Proxy Statement and our 2009 Annual Report to Shareholders are available at: http://www.cstproxy.com/greenmountaincoffee/2010

This communication presents only an overview of the more complete proxy materials that are available to you on then Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before March 3, 2010 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/greenmountaincoffee/2010

-	the Company’s Annual Report for the year ending September 26, 2009.

-	the Company’s 2010 Proxy Statement.

Directions to attend the meeting can be found in our Proxy Statement.

ACCESSING YOUR PROXY MATERIALS ON LINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690,

or

By logging on to http://www.cstproxy.com/greenmountaincoffee/2010

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.